THE AUSTRIA FUND

ANNUAL REPORT
AUGUST 31,1996



LETTER TO SHAREHOLDERS                                         THE AUSTRIA FUND
_______________________________________________________________________________

October 21, 1996

Dear Shareholder:

As elsewhere in continental Europe, Austria's major preoccupation remains its desire to achieve the Maastricht criteria for European Monetary Union by the end of 1997.

Austria's key problem in this area is the extent of its budget deficit (currently well above the target 3% ratio to GDP) and the total amount of debt outstanding to Gross Domestic Product, which at around 70%, is well above the 60% target level. Consequently, Austria's fiscal policy has been extremely tight in an effort to reduce spending and increase the tax take. As a result of this policy, as well as the decline in growth of Austria's major trading partners, forecasts for growth in 1996 have been declining to below 1%.

ECONOMIC OVERVIEW
Most debate today focuses on the potential for recovery in 1997. Certainly there is little prospect of any easing in the authorities' tight fiscal stance. However, recent signs of increased activity by consumers as well as in exports gives some cause for optimism. Certainly the Austrian consumer has been highly restrained in recent years as rising unemployment and declining asset values heightened the propensity to save. However, some evidence of stabilization in the property market and falling interest rates have brought a revival in retail sales in recent months. The issue as to whether this recovery can be sustained through 1997 is unresolved, but we maintain some expectations of a general recovery in Continental Europe based on a more relaxed monetary policy, helping growth to move forward next year. Overall, we anticipate a fragile recovery in GDP to around 2% for 1997.

That this recovery remains a possibility is due to the excellent performance of inflation which we expect to be below 2% for the current year despite tax hikes having a negative impact on the headline figure. Much of this improvement has been aided by Austria's entry into the European Union which has helped increase competition over a broad spectrum of industries.

Despite growing domestic unpopularity, it is clear that the future of Austria's prosperity lies with the European Union. We also look to exports continuing to grow relatively quickly as Austrian companies continue to benefit from their links with the recovering markets of Eastern Europe.

In this environment, prospects for the Austrian equity market remain favorable. Corporate earnings growth will be negative this year, primarily as a result of the removal of tax loss carry forwards in 1996 and 1997, but investors are looking forward to a recovery in 1997 and a sharp rise in profits in 1998 as the loss carry forwards are reinstated. Consequently, in terms of profits growth, Austria should prove one of the stars of Europe over the next two years.

Given this strong potential growth in profits and dividends, the Austrian stock market remains undervalued relative to the rest of Europe. At a prospective price to cash flow multiple for 1997 of 5.3 times, Austrian equities do not yet seem to have discounted an earnings recovery.

Part of the reason for this is that Austrian domestic investors remain woefully underexposed to their own stock market. Despite the wave of privatizations in recent years, Austrians have preferred to hold their savings in domestic fixed interest investments rather than equities. It is to be hoped that looking forward, fiscal changes will be made that encourage residents to increase their exposure to their local stock market and provide the risk capital required for Austria to go forward into the next century.

PORTFOLIO STRATEGY
Overall, we have maintained a broad, fully invested position for your portfolio over the period under review. However, we have emphasized issues that display relatively defensive characteristics and avoided the deep cyclical issues that make up a substantial percentage of the Austrian indices.

We have increased our holdings in the brewing and utilities sectors while adding to the technology and transportation sectors following negative earnings surprises in Austrian Micro Systems (AMS) and Vienna Airports.

As our confidence as to the extent of any recovery in 1997 increases, we foresee a move towards the more economically sensitive segment of the stock market.


1



THE AUSTRIA FUND                                             INVESTMENT RESULTS
_______________________________________________________________________________

For the quarter ending August 31, 1996, The Austria Fund returned -3.19% as measured by U.S. dollar net asset value. This compares with a -5.58% return for its benchmark, the Credit Aktien Index over the same period.

Over the last six month period (February 29, 1996 through August 31, 1996), the Fund produced a net asset value return of 3.51% versus 4.74% for its benchmark. Over the last twelve months ending August 31, 1996, the Fund produced a net asset value return of 12.31% versus 3.77% for the same benchmark.

Thank you for your continued interest and participation in The Austria Fund and we look forward to reporting to you again on developments in the Austrian market and your Fund's investment results in coming periods.

Sincerely,


Dave H. Williams
Chairman


Mark H. Breedon
Vice President and Portfolio Manager


2



TEN LARGEST HOLDINGS
AUGUST 31, 1996                                                THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
VA Technologie AG                           $12,917,023              9.8%
EVN                                          12,141,059              9.2
OEMV AG                                       9,985,508              7.6
Creditanstalt-Bankverein                      8,202,955              6.3
Oest El Wirtsch A Verbundgslschft             7,252,935              5.5
Mayer-Melnhof Karton AG                       6,595,313              5.0
Flughafen Wien AG                             5,584,203              4.3
BauMax Vertiebs AG (preferred)                5,529,507              4.2
Scala/Overseas ECE, Ltd.                      5,471,242              4.2
Immuno International AG                       4,623,074              3.5
                                            $78,302,819             59.6%


3



PORTFOLIO OF INVESTMENTS
AUGUST 31, 1996                                                THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS AND OTHER
  INVESTMENTS-95.7%
COMMON STOCKS-88.8%
CAPITAL GOODS-26.1%
ENGINEERING & CONSTRUCTION-16.7%
Bau Holdings AG                                  74,480      $ 4,183,429
Strabag Oesterreich AG                           15,456        1,053,640
VA Technologie AG (a)                           101,000       12,917,023
Weinerberger Baustoff Industrie AG               20,000        3,734,964
                                                             ------------
                                                              21,889,056

MACHINERY-2.1%
Steyr Daimler Puch Aktiengesells (b)            180,000        2,765,218

PAPER & FOREST PRODUCTS-5.0%
Mayer-Melnhof Karton AG (b)                     140,472        6,595,313

STEEL-2.3%
Boehler Uddeholm AG                              18,500        1,442,330
Voest-Alpine Stahl AG                            49,500        1,649,193
                                                             ------------
                                                               3,091,523
                                                             ------------
                                                              34,341,110

CONSUMER PRODUCTS & SERVICES-17.5%
AIRLINES-5.0%
Austrian Airlines Oesterreichische
  Luftverkehrs AG (b)                             7,000          980,596
Flughafen Wien AG                                80,000        5,584,203
                                                             ------------
                                                               6,564,799

FOOD & BEVERAGES-4.2%
Brau-Union Goess-Reininghaus
  Osterreichische Brau AG                        40,000        2,438,768
Oesterreichische Brau-Beteillgungs AG (a)        40,782        2,506,024
Royal Tokaj Wine Co., Ltd. (b) (c) (f)          275,254          515,705
                                                             ------------
                                                               5,460,497

HEALTH CARE-3.5%
Immuno International AG (d)                       6,250        4,623,074

POLLUTION CONTROL-1.8%
BWT AG                                           20,000        2,358,116

RETAIL-3.0%
Inku AG                                          15,000          416,223
Wolford AG                                       15,000        3,586,142
                                                             ------------
                                                               4,002,365
                                                             ------------
                                                              23,008,851

UTILITIES-16.1%
Burgenland Holdings AG                           34,800        1,687,359
EVN (a)                                          89,440       12,141,059
Oest El Wirtsch A Verbundgslschft (a)           100,000        7,252,935
                                                             ------------
                                                              21,081,353

BASIC INDUSTRIES-13.6%
ENERGY-7.6%
OEMV AG (a)                                     100,000        9,985,508

TECHNOLOGY-6.0%
Austria Mikro Systeme
International AG                                 35,000        2,412,844
Scala/Overseas ECE, Ltd. (b) (c)                 42,210        5,471,242
                                                             ------------
                                                               7,884,086
                                                             ------------
                                                              17,869,594


4



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
FINANCIAL SERVICES-13.5%
BANKING-8.0%
Bank Austria AG
  new                                             8,145         $656,912
Bank Fuer Oberoesterreich und Salzburg           30,000        1,705,217
Creditanstalt-Bankverein                        128,473        8,202,955
                                                             ------------
                                                              10,565,084

INSURANCE-5.5%
Erste Allegemeine Generali AG (a)                10,055        2,857,660
Wiene Staedtische Allgemeine Ver                 47,000        4,323,149
                                                             ------------
                                                               7,180,809
                                                             ------------
                                                              17,745,893

OTHER INVESTMENTS-2.0%
East Europe Development Fund, Ltd. (b) (c) (e)   40,000        1,055,000
First Hungary Fund, Ltd. (c) (e)                  1,500        1,533,720
                                                             ------------
                                                               2,588,720

Total Common Stocks (cost $104,522,007)                      116,635,521

PREFERRED STOCKS-6.9%
CONSUMER PRODUCTS & SERVICES-4.4%
FOOD & BEVERAGES-0.2%
Agrana Beteiligungs AG                           13,900          321,639

RETAIL-4.2%
BauMax Vertiebs AG (a)                          159,530        5,529,507
                                                             ------------
                                                               5,851,146

FINANCIAL SERVICES-2.5%
BANKING-2.0%
Bank Austria AG                                  63,230        2,622,671

INSURANCE-0.5%
Erste Allegemeine Generali                        4,507          605,400
                                                             ------------
                                                               3,228,071

Total Preferred Stocks (cost $9,371,582)                       9,079,217

TOTAL INVESTMENTS-95.7%
  (cost $113,893,589)                                        125,714,738
Other assets less liabilities-4.3%                             5,618,494

NET ASSETS-100%                                             $131,333,232


(a) Securities, or portion thereof, with an aggregate market value of $34,333,983 have been segregated to collateralize forward exchange currency contracts.

(b)  Non-income producing security.

(c)  Illiquid security, valued at fair value (see Notes A & E).

(d)  Swiss Franc denominated security.

(e)  U.S. Dollar denominated security.

(f)  British Pound denominated security.

See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1996                                                THE AUSTRIA FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $113,893,589)         $125,714,738
  Cash                                                                  85,462
  Foreign cash, at value (cost $2,497,835)                           2,497,325
  Receivable for investment securities sold                          3,092,349
  Foreign taxes receivable                                             225,505
  Interest and dividends receivable                                     43,985
  Prepaid expenses and other assets                                     22,013
  Unrealized appreciation of forward exchange currency contract         19,468
  Total assets                                                     131,700,845

LIABILITIES
  Advisory fee payable                                                 103,922
  Sub-advisory fee payable                                              22,153
  Accrued expenses                                                     241,538
  Total liabilities                                                    367,613

NET ASSETS                                                        $131,333,232

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    117,030
  Additional paid-in capital                                       124,326,458
  Accumulated net investment loss                                     (658,432)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (4,332,350)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     11,880,526
                                                                  $131,333,232

NET ASSET VALUE PER SHARE (based on 11,703,031 shares outstanding)      $11.22


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1996                                     THE AUSTRIA FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign taxes withheld of $235,510) $1,931,525
  Interest                                                166,143   $2,097,668

EXPENSES
  Advisory fee                                          1,180,840
  Sub-advisory fee                                        251,286
  Custodian                                               332,327
  Audit and legal                                         219,768
  Directors' fees and expenses                            182,363
  Transfer agency                                          52,823
  Printing                                                 41,789
  Registration                                             15,791
  Miscellaneous                                            14,512
  Total expenses                                                     2,291,499
  Net investment loss                                                 (193,831)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments                                  12,546,881
  Net realized gain on foreign currency transactions                   226,361
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                      1,524,789
    Foreign currency denominated assets and liabilities                292,822
  Net gain on investments and foreign currency transactions         14,590,853

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $14,397,022


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                             THE AUSTRIA FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                     AUGUST 31,     AUGUST 31,
                                                        1996           1995
                                                    ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $  (193,831)  $     27,204
  Net realized gain on investments and foreign
    currency transactions                            12,773,242      1,666,950
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities       1,817,611     (1,005,651)
  Net increase in net assets from operations         14,397,022        688,503

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income                       -0-      (243,171)
  Dividends in excess of net investment income               -0-       (49,405)

CAPITAL STOCK TRANSACTIONS
  Proceeds from sale of shares of common stock
    in rights offering                                       -0-    25,874,456
  Offering costs charged to additional
    paid-in capital                                          -0-      (512,347)
  Reimbursement of expenses                                  -0-        57,614
  Total increase                                     14,397,022     25,815,650

NET ASSETS
  Beginning of year                                 116,936,210     91,120,560
  End of year                                      $131,333,232   $116,936,210


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996                                                THE AUSTRIA FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Austria Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. All investments for which market quotations are readily available are valued at the closing price on the primary exchange on which they are traded on the day of valuation or, if no such closing price is available at the last bid price quoted on such day. Securities for which current market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable or payable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Austrian Schilling at August 31, 1996 was ATS 10.42 to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

As of August 31, 1996 the Fund reclassified certain components of net assets. The reclassifications resulted in a net increase to accumulated net realized loss on investments and foreign currency transactions of $1,366,361 and net decrease to accumulated net investment loss and additional paid-in capital of $2,382,435 and $1,016,074 respectively. These reclassifications were the result of permanent book to tax differences. Net assets were not affected by the change.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principals.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      THE AUSTRIA FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management, L.P., (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

During the year ended August 31, 1996, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, whereby the Fund reimburses AFS for costs relating to servicing calls for the Fund. The Fund reimbursed AFS $2,664 during the year ended August 31, 1996 relating to shareholder servicing costs.

Under the sub-advisory agreement, the Fund will pay BAI Fondaberatung Ges.m.b.H. (the "Sub-Advisor") a fee, calculated weekly and paid monthly, at an annual rate of .20 of 1% of the Fund's average weekly net assets.

GiroCredit, an affiliate of the Sub-Advisor serves as the Sub-Custodian of the Fund. During the year ended August 31, 1996 the Fund earned interest of $131,329 on Austrian schillings deposited with the Sub-Custodian. Brokerage commissions paid on securities transactions for the year ended August 31, 1996 amounted to $111,399, of which none was paid to affiliated broker dealers.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. Government securities) aggregated $50,920,705 and $47,792,223 respectively, for the year ended August 31, 1996. There were no purchases or sales of U.S. Government or government agency obligations for the year ended August 31, 1996.

At August 31, 1996, the cost of securities for federal income tax purposes was $114,529,632. Accordingly, gross unrealized appreciation of investments was $19,189,972 and gross unrealized depreciation of investments was $8,004,866 resulting in net unrealized appreciation of $11,185,106 (excluding foreign currency).

At August 31, 1996, the Fund had a capital loss carryforward of $3,696,307 which expires in the year 2002. The Fund utilized a capital loss carryover of $11,406,881 to offset gains realized during the year ended August 31, 1996. No capital gain distribution is expected to be paid to shareholders until future net gains have been realized in excess of the carryforward.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund's custodian will place and maintain cash or securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

At August 31, 1996, the Fund had an outstanding forward exchange currency contract, to sell 253,050,000 Austrian Schillings expiring on September 30, 1996, with proceeds to be received upon closing of $24,352,805. The market value of the forward exchange currency contract at August 31, 1996 was $24,333,337, resulting in unrealized appreciation of $19,468.


10



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized, of which 11,703,031 shares were outstanding at August 31, 1996.


NOTE E: ILLIQUID SECURITIES
                                         DATE ACQUIRED      U.S. $ COST
                                        ---------------     -----------
East Europe Development Fund, Ltd.           1/07/91        $  400,000
First Hungary Fund, Ltd.                    10/20/89         1,500,000
Royal Tokaj Wine Company, Ltd.               7/28/94           437,655
Scala/Overseas Ece. Ltd.                6/29/95-3/27/96      1,233,970


The securities shown above are illiquid and have been valued at fair value in accordance with the procedures described in Note A.

The value of these securities at August 31, 1996 was $8,575,667, representing 6.5% of total assets.

NOTE F: RIGHTS OFFERING
During the fiscal year ended August 31, 1995, the Fund issued 3,442,068 shares in connection with a rights offering of the Fund's shares. Shareholders of record on September 12, 1994 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at subscription price of $7.81 per share. Offering costs of $512,347 were charged to additional paid-in capital. Dealer management and soliciting fees of $1,008,095 were netted against the proceeds of the subscription.


11



                                          FINANCIAL HIGHLIGHTS THE AUSTRIA FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                YEAR ENDED AUGUST 31,
                                            --------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of year            $ 9.99       $11.03       $ 9.62       $ 8.89       $10.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.02)          -0-        (.05)         .01          .01
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.25         (.11)        1.55          .74        (1.87)
Net increase (decrease) in net asset
  value from operations                         1.23         (.11)        1.50          .75        (1.86)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-        (.02)        (.01)        (.01)          -0-
Dividends in excess of net investment income      -0-          -0-        (.06)          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                    -0-          -0-        (.02)        (.01)        (.14)
Total dividends and distributions                 -0-        (.02)        (.09)        (.02)        (.14)

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-        (.86)          -0-          -0-          -0-
Offering costs charged to additional
  paid-in capital                                 -0-        (.05)          -0-          -0-          -0-
Total capital share transactions                  -0-        (.91)          -0-          -0-          -0-
Net asset value, end of year                  $11.22       $ 9.99       $11.03       $ 9.62       $ 8.89
Market value, end of year                     $ 8.50       $ 8.25       $10.88       $10.13       $ 7.75

TOTAL RETURN(A)
Total investment return based on:
  Market value                                  3.03%      (21.51)%       8.37%       30.96%      (17.16)%
  Net asset value                              12.31%       (9.15)%      15.69%        8.47%      (17.11)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $131,333     $116,936      $91,121      $79,464      $73,418
Ratio of expenses to average net assets         1.83%        1.71%        1.87%        2.13%        1.92%
Ratio of net investment income (loss)
  to average net assets                         (.15)%        .02%        (.51)%        .09%         .09%
Portfolio turnover rate                           39%          27%          36%          42%          56%
Average commission rate paid (b)              $.1997        $   -        $   -        $   -        $   -


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


12



REPORT OF INDEPENDENT ACCOUNTANTS                              THE AUSTRIA FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF THE AUSTRIA FUND, INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Austria Fund, Inc. (the "Fund") at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 7, 1996


13



ADDITIONAL INFORMATION                                         THE AUSTRIA FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund val-ued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, the Vice President of the Fund.


14



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
JOHN D. CARIFA
WILLIAM H. M. DE GELSEY
DR. HANS HAUMER
DIPL. ING. HELLMUT LONGIN
DIPL. ING. PETER MITTERBAUER
PETER NOWAK
MAG. REINHARD ORTNER
DR. MARIA SCHAUMAYER
REBA W. WILLIAMS
DR. WALTER WOLFSBERGER

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
NICHOLAS CROSSLAND, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER &CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN &CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD &KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of Americas
New York, NY 10036-2798

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110


Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statement herein, is transmitted to the shareholders of The Austria Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


15



THE AUSTRIA FUND, INC.
Summary of General Information
INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Austrian companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The Fund's NYSE trading symbol is "OST". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds". Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

THE AUSTRIA FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AUSAR